UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 19, 2024

CUE HEALTH INC.

(Exact name of Registrant, as specified in its charter)

Delaware	001-40824	27-1562193
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Mailing address:
4980 Carroll Canyon Rd.
Suite 100
San Diego, CA 92121
(Address of principal executive
offices)

Registrant's telephone number, including area code: (858) 412-8151

Former name or address, if changed since last report: Not Applicable.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HLTH	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Certain Officers

On April 19, 2024, Aasim Javed, Chief Financial Officer of Cue Health Inc. (the “Company”) tendered his resignation as Chief Financial Officer to be effective as of May 13, 2024 (the “Effective Date”). The Company is appreciative of the service of Mr. Javed and his resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Javed’s existing compensation arrangements will remain in place during his remaining period of employment.

Appointment of Certain Officers

On April 23, 2024, the Board approved the appointment of the Company’s current Chief Accounting Officer, Controller and Principal Accounting Officer, Randall Pollard, as Principal Financial Officer of the Company, to be effective upon the Effective Date. Mr. Pollard’s biography can be found on the Company’s proxy statement filed with the Securities and Exchange Commission on April 22, 2024.

There are no arrangements or understandings between Mr. Pollard and any other person pursuant to which he was appointed Principal Financial Officer of the Company. There are no family relationships between Mr. Pollard and any director or other executive officer of the Company, or any person nominated or chosen by the Company to become a director or executive officer. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Pollard has any direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL) document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Health Inc.

Date: April 24, 2024	By:	/s/ Clint Sever
	Name:	Clint Sever
	Title:	Chief Executive Officer

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